Securities and Exchange Commission
                             Washington, D.C. 20549


                  GOLDEN STATE PETROLEUM TRANSPORT CORPORATION
                        GOLDEN STATE PETRO (IOM I-A) PLC
                        GOLDEN STATE PETRO (IOM I-B) PLC
                                       8-K
                                 MARCH 13, 1998

FORM 8-K/A1
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:   March 5, 1998 (Date of earliest event reported)

REGISTRANTS:      GOLDEN STATE PETROLEUM TRANSPORT CORPORATION
                  GOLDEN STATE PETRO (IOM I-A) PLC
                  GOLDEN STATE PETRO (IOM I-B) PLC
                  (Exact Name of Registrants as specified in their Charters)

STATE OF          Delaware
INCORPORATION     Isle of Man
OR REGISTRATION:  Isle of Man
                  (State of Incorporation or Other Jurisdiction of Incorporation
                   or Organization)

                  c/o Cambridge Fund Management LLC
                  535 Madison Avenue
                  New York, NY 10022
                  (212) 508-6516
                  (Address, including zip code, and telephone number of principal executive offices of Golden State Petroleum Transport Corporation)

                  c/o 15-19 Athol Street
                  Douglas, Isle of Man IM1 1LB
                  011-44-1-62-4628575
                  (Address, including zip code, and telephone number of principal executive offices of Golden State Petro (IOM I-A) PLC and Golden State Petro (IOM I-B) PLC)

COMMISSION FILE
NUMBER:           333-26227



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I.R.S. EMPLOYER   N/A
IDENTIFICATION    N/A
NUMBER            N/A


ITEM 4. On March 5, 1998, Coopers & Lybrand L.L.P. resigned as the companies' certifying accountants.

                  Cooper's & Lybrand opinion on the registrants' financial statements as March 31, 1997 and for the period from inception of the companies (December 5, 1996 - Golden State Transport Corp. and December 24, 1996 for Golden State Petro IOM I-A and I-B), contained no adversities, disclaimers, uncertainties or qualifications.

                  The resignation of Coopers & Lybrand L.L.P. was not recommended or approved by the Companies' Board(s) of as it was the decision of Coopers & Lybrand L.L.P. not to continue as the Companies' auditors.

                  Certain persons who serve as officers or directors of the Registrant also serve as officers of one or more companies affiliated with the Registrant. In the course of performing audits for certain of those affiliates (none of which has any class of securities registered under the federal securities laws), Coopers & Lybrand L.L.P. ("C&L") informed management of those affiliates that C&L was no longer willing to rely on the representations of management of those affiliates, because of C&L's belief that such management had failed to disclose to C&L certain matters relating to those affiliates (but unrelated to the business or financial condition of the Registrant) in a timely manner. Although management of those affiliates of the Registrant has advised C&L that it believes that it did make disclosure to C&L in a timely manner of all material matters regarding those affiliates, C&L resigned as the accountants for those affiliates as well as all other companies affiliated therewith, including the Registrant. C&L has advised the Registrant that its determination to resign as the accountants for the Registrant was not based upon or related to any disagreement relating to the Registrant or any failure by management of the Registrant to disclose to C&L any matters relating to the Registrant.

SIGNATURE:        Pursuant to the requirements of the Securities and Exchange
                  Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, hereto duly authorized.

                  GOLDEN STATE PETROLEUM TRANSPORT CORPORATION
                  GOLDEN STATE PETRO (IOM I-A) PLC
                  GOLDEN STATE PETRO (IOM I-B) PLC

DATE:             March 13, 1998                         /s/ Joseph R. Avantario
                                                         -----------------------
                                                         Director and Treasurer